SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 5, 2008
COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-32329 (Commission File Number)	51-0411678 (I.R.S. Employer Identification No.)

2727 Allen Parkway, Suite 1200 Houston, Texas (Address of Principal Executive Offices)	77019 (Zip Code)
Registrant’s Telephone Number, including Area Code: (713) 621-9547
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 -4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory                    Arrangements of Certain Officers
     On May 5, 2008, Ron W. Bopp, Senior Vice President, Corporate Development of Copano Energy, L.L.C. (the “Company”) informed the Company of his intention to retire from his position effective May 31, 2008. The Company anticipates that Mr. Bopp will have a continuing role as a Senior Advisor to the Company.
     The Company would like to express its gratitude for Mr. Bopp’s contributions to the Company’s substantial growth during his tenure as Senior Vice President, Corporate Development.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.
Date: May 9, 2008	By:	/s/ Douglas L. Lawing
Name: Douglas L. Lawing
Title: Senior Vice President, General Counsel and Secretary